UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2023

BioRestorative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37603	30-1341024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Marcus Drive Melville, New York	11747
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (631) 760-8100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BRTX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed solely to file the consents of Friedman LLP, formerly the independent registered public accounting firm of BioRestorative Therapies, Inc. (the “Company”), and Marcum LLP, currently the independent registered accounting firm of the Company, each dated April 6, 2023, to the incorporation by reference of their reports dated March 30, 2022 and March 24, 2023, respectively, relating to the consolidated financial statements of the Company and Subsidiary included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) filed with the Securities and Exchange Commission on March 27, 2023, into the Company’s Registration Statement on Form S-3 (No. 333-258611). The consents filed as Exhibit 23.1 and Exhibit 23.2 to this Current Report are in addition to, and do not change, the previously filed consents of Friedman LLP and Marcum LLP filed as Exhibit 23.1 and Exhibit 23.2, respectively, to the Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
23.1	Independent Registered Public Accounting Firm’s Consent
23.2	Independent Registered Public Accounting Firm’s Consent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: April 6, 2023	By:	/s/ Lance Alstodt
Lance Alstodt
President and CEO